UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 12, 2013

MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-14094
(Commission File Number)

26255 American Drive Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 12, 2013, Meadowbrook Insurance Group, Inc. (“Meadowbrook” or the “Company”) issued a press release setting forth its financial results for the fourth quarter and twelve months ended December 31, 2012. The information in this Item 2.02, including the information regarding the Company’s anticipated full year 2013 financial results set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On February 12, 2013, Meadowbrook announced that Merton J. Segal, founder and Chairman of the Board, would be retiring and would not seek re-election to the Company’s Board of Directors at the Company’s Annual Meeting of Shareholders in May 2013.  The decision of Mr. Segal not to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company’s press release issued February 12, 2013 provided certain information regarding the Company’s anticipated full year 2013 financial results.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including the information regarding the Company’s anticipated full year 2013 financial results set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The statements made by the Company herein constitute forward-looking statements. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: premium volume and operating leverage, the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums and on underwriting criteria; ability to obtain rate increases in current market conditions; investment rate of return and losses (whether realized or unrealized) in our investment portfolio; changes in and adherence to insurance or other regulation; actions taken by regulators, rating agencies or lenders, including possible downgrade of our current A- financial strength rating; attainment of certain processing efficiencies; changing rates of inflation; impairment of intangibles; general economic conditions; our possible ability to implement our capital raising and capital preservation strategies in a timely manner; and other risks identified in our reports and registration statements filed with the Securities and Exchange Commission, any of which may have a material and adverse effect on our results of operations and financial condition. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

a.	None.

b.	None.

c.	None.

d.	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1	Earnings Press Release for the fourth quarter and twelve months ended December 31, 2012, issued February 12, 2013.

The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities imposed by that Section.  Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act, except as may be expressly set forth in a specific filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2013	MEADOWBROOK INSURANCE GROUP, INC.
(Registrant)

	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Earnings Press Release for the fourth quarter and twelve months ended December 31, 2012, issued February 12, 2013.